                                [GRAPHIC OMITTED]

                             [Area and Region Map]


                               AREA AND REGION MAP

                            MUNICIPIOS DE PUERTO RICO

                                [GRAPHIC OMITTED]

                                 [San Juan Map]


                                  SAN JUAN MAP

                                [GRAPHIC OMITTED]

                     [Montehiedra Town Center - Lease Plan]


                      MONTEHIEDRA TOWN CENTER - LEASE PLAN

                                [GRAPHIC OMITTED]

                     [Floor Plan - Southern Section of Mall]


                      FLOOR PLAN - SOUTHERN SECTION OF MALL

===================================================================================================================================
ANNUAL CASH FLOW REPORT
Montehiedra Town Center
Cushman & Wakerfield, Inc.      1997          1998           1999           2000           2001           2002            2003
                                ----          ----           ----           ----           ----           ----            ----
===================================================================================================================================
OPERATING INCOME

  MINIMUM RENT
  In-Line Mall Shops        $4,085,121     $4,184,789     $4,214,534     $4,378,476     $4,467,453     $4,496,413     $4,537,730
  Food Court Tenants          $291,490       $291,490       $291,490       $295,040       $295,220       $295,220       $295,220
  Kiosk Tenants               $218,129       $221,797       $224,462       $262,151       $292,208       $308,681       $319,769
  Anchor Tenants            $3,058,970     $3,063,933     $3,088,746     $3,088,746     $3,093,709     $3,118,522     $3,118,522
  Cinema                      $350,000       $350,000       $350,000       $350,000       $350,000       $350,000       $350,000
                           -----------    -----------    -----------    -----------    -----------    -----------    -----------
  Subtotal:                 $8,003,710     $8,112,009     $8,169,232     $8,374,413     $8,498,590     $8,568,836     $8,621,241

  RECOVERIES
  CAM-Majors/Anchors          $261,643       $270,801       $280,279       $290,090       $300,242       $310,750       $321,626
  TAX-Anchors                 $164,551       $170,311       $176,271       $182,441       $188,827       $195,435       $202,275
  CAM-Mall Shops            $1,321,706     $1,371,097     $1,416,602     $1,463,901     $1,511,032     $1,558,657     $1,606,063
  TAX-Mall Shops              $188,943       $196,027       $202,890       $209,340       $216,556       $224,092       $231,951
  Sprinkler Recovery           $59,076        $62,040        $64,207        $66,393        $68,721        $70,990        $73,411
  CAM-Food Court              $333,258       $343,613       $354,946       $366,480       $378,022       $389,965       $401,547
  Subtotal:                 $2,329,177     $2,413,889     $2,495,195     $2,578,645     $2,663,400     $2,749,889     $2,836,873

  Overage Rent                $765,887       $895,364       $978,606     $1,004,874     $1,088,378     $1,177,193     $1,287,971
  Sales volume (000)          $123,531       $130,815       $135,429       $139,998       $145,062       $150,033       $155,340

  Gross Rental Income:     $11,098,774    $11,421,262    $11,643,033    $11,957,932    $12,250,368    $12,495,918    $12,746,085
                           -----------    -----------    -----------    -----------    -----------    -----------    -----------
  Credit Loss                 ($72,115)     ($150,066)     ($230,735)     ($239,381)     ($247,276)     ($253,539)     ($260,155)
  Miscellaneous Income         $50,000        $51,500        $53,045        $54,636        $56,275        $57,964        $59,703
                           -----------    -----------    -----------    -----------    -----------    -----------    -----------
  Total Income:            $11,076,659    $11,322,696    $11,465,343    $11,773,187    $12,059,367    $12,300,343    $12,545,633


OPERATlNG EXPENSES

  EXPENSES
  Common Area Maint.        $1,500,000     $1,552,500     $1,606,838     $1,663,077     $1,721,284     $1,781,529     $1,843,883
  Real Estate Taxes           $350,262       $362,521       $375,209       $388,342       $401,934       $416,001       $430,561
  General &
  Administrative              $115,000       $118,825       $122,778       $126,863       $131,084       $135,447       $139,956
  Miscellaneous                $25,000        $25,875        $26,781        $27,718        $28,688        $29,692        $30,731
  Management Fee              $350,785       $360,296       $365,914       $375,172       $383,479       $389,841       $396,369
                           -----------    -----------    -----------    -----------    -----------    -----------    -----------
  Total Expenses:           $2,341,047     $2,420,017     $2,497,520     $2,581,172     $2,666,469     $2,752,510     $2,841,500

NET OPERATING INCOME        $8,735,612     $8,902,679     $8,967,823     $9,192,015     $9,392,898     $9,547,833     $9,704,133

  Structural Reserve           $78,818        $81,576        $84,432        $87,387        $90,445        $93,611        $96,887
                           -----------    -----------    -----------    -----------    -----------    -----------    -----------
  Subtotal:                    $78,818        $81,576        $84,432        $87,387        $90,445        $93,611        $96,887

NET CASH FLOW               $8,656,794     $8,821,103     $8,883,391     $9,104,628     $9,302,453     $9,454,222     $9,607,246
===================================================================================================================================

========================================================================================================
ANNUAL CASH FLOW REPORT
Montehledra Town Center                                                                    CAGR     CAGR
Cushman & Wakerfield, Inc.     2004            2005           2006           2007       1997-06  1999-06
========================================================================================================
OPERATING INCOME

  MINIMUM RENT
  In-Line Mall Shops        $4,506,691     $4,929,683     $5,700,617     $6,105,924      3.8%     4.4%
  Food Court Tenants          $295,220       $357,459       $491,954       $522,997      6.0%     7.8%
  Kiosk Tenants               $323,492       $306,354       $348,647       $374,139      5.3%     6.0%
  Anchor Tenants            $3,121,003     $3,133,410     $3,133,410     $3,133,410      0.3%     0.2%
  Cinema                      $350,000       $350,000       $385,000       $402,500      1.1%     1.4%
                           -----------    -----------    -----------    -----------
  Subtotal:                 $8,596,406     $9,076,906    $10,059,628    $10,538,970      2.6%     3.0%

  RECOVERIES
  CAM-Majors/Anchors          $332,883       $344,535       $356,594       $369,074      3.5%     3.5%
  TAX-Anchors                 $209,355       $216,682       $224,266       $232,115      3.5%     3.5%
  CAM-Mall Shops            $1,644,433     $1,727,357     $1,811,107     $1,906,506      3.6%     3.6%
  TAX-Mall Shops              $239,537       $244,751       $254,406       $264,414      3.4%     3.3%
  Sprinkler Recovery           $74,668        $64,311        $65,230        $63,565      1.1%     0.2%
  CAM-Food Court              $412,279       $371,433       $431,119       $459,870      2.9%     2.8%
  Subtotal:                 $2,913,155     $2,969,069     $3,142,722     $3,295,544      3.4%     3.4%

  Overage Rent              $1,382,980       $799,671       $632,062       $461,534     -2.1%    -6.1%
  Sales volume (000)          $159,384       $156,939       $170,362       $176,239      3.6%     3.3%

  Gross Rental Income:     $12,892,541    $12,845,646    $13,834,412    $14,296,048      2.5%     2.5%
                           -----------    -----------    -----------    -----------
  Credit Loss                ($263,605)     ($261,125)     ($288,753)     ($301,057)    16.7%     3.3%
  Miscellaneous Income         $61,494        $63,338        $65,239        $67,196      3.0%     3.0%
                               -------        -------        -------        -------
  Total Income:            $12,690,430    $12,647,859    $13,610,898    $14,062,187      2.3%     2.5%


OPERATlNG EXPENSES

  EXPENSES
  Common Area Maint.        $1,908,419     $1,975,213     $2,044,346     $2,115,898      3.5%     3.5%
  Real Estate Taxes           $445,631       $461,228       $477,371       $494,079      3.5%     3.5%
  General &
  Administrative              $144,616       $149,432       $154,408       $159,552      3.3%     3.3%
  Miscellaneous                $31,807        $32,920        $34,072        $35,265      3.5%     3.5%
  Management Fee              $399,176       $395,064       $427,668       $440,019      2.2%     2.3%
                           -----------    -----------    -----------    -----------
  Total Expenses:           $2,929,649     $3,013,857     $3,137,865     $3,244,813      3.3%     3.3%

NET OPERATING INCOME        $9,760,781     $9,634,002    $10,473,033    $10,817,374      2.0%     2.2%

  Structural Reserve          $100,278       $103,788       $107,421       $111,180      3.5%     3.5%
                           -----------    -----------    -----------    -----------
  Subtotal:                   $100,278       $103,788       $107,421       $111,180      3.5%     3.5%

NET CASH FLOW               $9,660,503     $9,530,214    $10,365,612    $10,706,194      2.0%     2.2%
========================================================================================================

==========================================================================================================================
RECENT LEASING ACTIVITY - Mall Shop Tenants By Size
Montehiedra Town Center
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------------------------------------------------
                                    Lease                   Initial      Initial        Final         Final      % Change
     Tenant Category                Term        Area        Annual        Rent/         Annual        Rent/       In Rent
     (By Size/Area)                 (Yrs)      (Sq/Ft)       Rent         Sq/Ft          Rent         Sq/Ft      Over Term
==========================================================================================================================
1. Tenants < 750 sf
   Victorian Rook (10/95)            10.0         709        $17,725      $25.00         $21,270      $30.00        20.0%
   Crossway Beauty (8/96)             6.0         495        $17,325      $35.00         $19,800      $40.00        14.3%
   Montehiedra (10/96)                6.0         585        $14,625      $25.00         $17,550      $30.00        20.0%
   -------------------                ---         ---        -------      ------         -------      ------        -----
   Subtotal:                  3       7.3       1,789        $49,675      $27.77         $58,620      $32.77        19.0%
--------------------------------------------------------------------------------------------------------------------------
2. Tenants 751-1200 sf
   The Horse Lovers' (11/96)          7.0         800        $24,000      $30.00         $29,600      $37.00        23.3%
   Clazados Pimpolin (5/95)          10.0       1,200        $30,000      $25.00         $36,000      $30.00        20.0%
   Tony Walker (4/94)                 7.0         751        $30,000      $39.95         $35,822      $47.70        19.4%
   Postal Zone (10/96)                8.0       1,080        $24,840      $23.00         $32,400      $30.00        30.4%
   Lord Jim Leather (3/96)            5.0         800        $22,400      $28.00         $24,000      $30.00         7.1%
   Hill Monograms (1/96)             10.0         751        $22,530      $30.00         $26,285      $35.00        16.7%
   ---------------------             ----         ---        -------      ------         -------      ------        -----
   Subtotal:                  6       7.8       5,382       $153,770      $28.57        $184,107      $34.21        19.7%
--------------------------------------------------------------------------------------------------------------------------
3. Tenants 1201-2000 sf
   Ther Pro Image (5/95)             10.0       1,461        $43,830      $30.00         $51,135      $35.00        16.7%
   Madelene Boutique (11/95)         10.0       1,780        $46,280      $26.00         $60,520      $34.00        30.8%
   The Book Shop (5/96)               8.0       1,716        $32,999      $19.23         $32,999      $19.23         0.0%
   Banco Santander (2/96)            10.0       1,553        $46,590      $30.00         $62,120      $40.00        33.3%
   Eye Center (3/95)                 10.0       1,596        $39,900      $25.00         $47,880      $30.00        20.0%
   Crossway Family (5/95)            10.0       1,430        $42,900      $30.00         $50,050      $35.00        16.7%
   Bostonian (3/95)                  10.0       1,335        $29,370      $22.00         $34,710      $26.00        18.2%
   ----------------                  ----       -----        -------      ------         -------      ------        -----
   Subtotal:                  7       9.7      10,871       $281,869      $25.93        $339,414      $31.22        20.4%
--------------------------------------------------------------------------------------------------------------------------
4. Tenants 2001-3500 sf
   Xposif (12/96)                    10.0       3,419        $51,285      $15.00         $61,542      $18.00        20.0%
   La Defensa (11/95)                10.0       2,394        $52,668      $22.00         $57,456      $24.00         9.1%
   Athletic Express (12/96)          10.0       3,294        $82,350      $25.00         $82,350      $25.00         0.0%
   Almacenes Gonzales (2.96)         10.0       2,861        $71,525      $25.00         $85,830      $30.00        20.0%
   Click (9/98)                      10.0       2,180        $43,600      $20.00         $47,960      $22.00        10.0%
   Patrica (5/96)                     8.0       2,025        $52,650      $26.00         $56,700      $28.00         7.7%
   --------------                     ---       -----        -------      ------         -------      ------         ----
   Subtotal:                  6       9.7      16,173       $354,078      $21.89        $391,838      $24.23        10.7%
--------------------------------------------------------------------------------------------------------------------------
5. Tenants 3501-5000 sf
   La Gran Via (5/95)                10.0       4,360       $109,000      $25.00        $130,800      $30.00        20.0%
   Party Land (11/95)                10.0       4,029        $76,551      $19.00         $80,580      $20.00         5.3%
   One Price Clothing (11/95)        10.0       4,360        $87,200      $20.00         $87,200      $20.00         0.0%
   Footaction (12/95)                10.0       4,966        $99,320      $20.00         $99,320      $20.00         0.0%
   Kay Bee Toys (7/95)               10.0       4,317        $77,706      $18.00         $90,657      $21.00        16.7%
   Le Club (4/96)                    10.0       4,005        $92,115      $23.00        $100,125      $25.00         8.7%
   --------------                    ----       -----        -------      ------        --------      ------         ----
   Subtotal:                  6      10.0      26,037       $541,892      $20.81        $588,682      $22.61         8.6%
--------------------------------------------------------------------------------------------------------------------------
6. Tenants 5001-10000 sf
   Kress & Kress Kids (4/95)         10.0       6,331        $94,965      $15.00        $107,627      $17.00        13.3%
   Discovery Zone (2/95)             20.0      10,000       $200,000      $20.00        $240,000      $24.00        20.0%
   ---------------------             ----      ------       --------      ------        --------      ------        -----
   Subtotal:                  2      15.0      16,331       $294,965      $18.06        $347,627      $21.29        17.9%
--------------------------------------------------------------------------------------------------------------------------
7. Tenants > 10000 sf
   Giralda (12/94)                   15.0      14,615       $226,971      $15.53        $250,501      $17.14        10.4%
   Marianne (12/94)                  10.0      10,481       $146,734      $14.00        $146,734      $14.00         0.0%
   ----------------                  ----      ------       --------      ------        --------      ------         ----
   Subtotal:                  2      12.5      25,096       $373,705      $14.89        $397,235      $15.83         6.3%
==========================================================================================================================
Survey Total:                32      10.3     101,679     $2,049,954      $20.16      $2,307,523      $22.69        12.6%
==========================================================================================================================

==========================================================================================================================
FOOD COURT ANALYSIS - Rent & Sales Productivity
Montehiedra Town Center
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------------------------------------------------
                                                        1996                        1995
                                                ---------------------      -------------------------           Rent-
                    Lease        Demised        Annual        Rent Per       Annual       Sales Per            Sales
     Tenant         Date           Area          Rent          Sq/Ft          Sales         Sq/Ft              Ratio
==========================================================================================================================
Sbarro               Mar-92        700         $42,000         $60.00        $929,701      $1,328.14           4.52%
--------------------------------------------------------------------------------------------------------------------------
El Sandwichon        Mar-92        360         $22,320         $62.00        $297,260        $825.72           7.51%
--------------------------------------------------------------------------------------------------------------------------
Flamers              Mar-92        461         $27,660         $60.00      $1,061,328      $2,302.23           2.61%
--------------------------------------------------------------------------------------------------------------------------
Taco Maker           Oct-93        530         $31,800         $60.00        $760,838      $1,435.54           4.18%
--------------------------------------------------------------------------------------------------------------------------
La Parilla           Mar-92        370         $37,000        $100.00        $715,032      $1,932.52           5.17%
--------------------------------------------------------------------------------------------------------------------------
Chopsticks           Mar-92        651         $45,570         $70.00        $721,296      $1,107.98           6.32%
--------------------------------------------------------------------------------------------------------------------------
Country Pit          Jun-95        651         $39,060         $60.00        $878,398      $1,349.31           4.45%
--------------------------------------------------------------------------------------------------------------------------
KFC                  Mar-92        768         $46,080         $60.00        $791,077      $1,030.05           5.82%
--------------------------------------------------------------------------------------------------------------------------
Total:                    8      4,491        $291,490                     $6,154,930
Average:                           561         $36,436         $64.91        $769,366      $1,37O.5O           4.74%
==========================================================================================================================

================================================================================
AVERAGE MALL SHOP RENT CALCULATION
Montehiedra Town Center
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------
       Suite Size              Applicable    Pro-Rata     Initial     Weighted
       Category                  Sq/Ft        Share      Market Rent  Average
================================================================================
In-Line Mall Shops

     Under     -      750 SF     2,817 SF      1.45%       $31.00       $0.45
       751     -    1,200 SF    11,787 SF      6.07%       $30.00       $1.82
     1,201     -    2,000 SF    28,328 SF     14.60%       $26.00       $3.80
     2,001     -    3,500 SF    61,273 SF     31.58%       $22.00       $6.95
     3,501     -    5,000 SF    48,397 SF     24.94%       $20.00       $4.99
     5,001     -   10,000 SF    16,331 SF      8.42%       $18.00       $1.52
      Over     -   10,000 SF    25,096 SF     12.93%       $15.00       $1.94
================================================================================
Mall Shop Average Rent:        194,029 SF    100.00%                   $21.46
================================================================================

===============================================
Other Components                Sq/Ft
===============================================
Food Court Tenants              4,491 SF
Kiosk Tenants                   1,530 SF
Anchor Tenants                275,402 SF
Cinema                         50,000 SF
===============================================
Property Total                525,452 SF
===============================================

====================================================================================================================================
COMMON AREA MAINTENANCE EXPENSE COMPARABLES
Cushman & Wakefield, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                         Budget    Year      No.        Total         Shop        Budgeted     Expense
No.         Area Location        State   Year      Built     Stories    GLA           GLA       CAM Expense    Per Sq/Ft   Location
====================================================================================================================================
 1    Saratoga County MSA         NY      1995    1990/91/93   1         656,501     256,668     $1,900,000      $7.40     Suburban
 2    Syracuse MSA                NY      1995    1954/96      2       1,035,525     410,818     $2,750,000      $6.69     Suburban
 3    Syracuse MSA                NY      1995    1988/94      1         776,571     311,557     $2,100,000      $6.74     Suburban
 4    Rochester MSA               NY      1995    1967/93      2       1,533,574     495,040     $3,265,000      $6.60     Suburban
 5    Jefferson County MSA        NY      1995    1986/93      1         635,765     209,873       $922,000      $4.39     Suburban
 6    Bufalo MSA                  NY      1996    1985/89      1         753,105     285,771     $1,665,000      $5.83     Suburban
 7    White Plains MSA            NY      1995    1980/93      4         882,689     326,774     $3,190,000      $9.76     Urban
 8    Fairfield County MSA        CT      1995    1986/91      2       1,270,146     499,868     $3,583,000      $7.17     Suburban
 9    Meriden MSA                 CT      1994    1971/94      2         711,626     292,877     $2,550,000      $8.71     Suburban
10    Worcester County MSA        MA      1996    1971/87      1         445,875     182,372     $1,410,000      $7.73     Suburban
11    Boston MSA                  MA      1995    1980/93      1         322,120     155,080     $1,600,000     $10.32     Urban
12    Bristol County MSA          MA      1995    1992         2       1,005,595     349,107     $2,055,000      $5.89     Suburban
13    Bristol County MSA          MA      1995    1987/89      2         967,363     374,630     $2,762,000      $7.37     Suburban
14    Essex County MSA            MA      1995    1993/194     2         863,344     329,065     $2,315,000      $7.04     Suburban
15    Kingston MSA                MA      1994    1989/92      1         771,007     295,562     $1,682,000      $5.69     Suburban
16    Burlington MSA              VT      1995    1979/89/92   1         490,424     185,398     $1,000,000      $5.39     Suburban
17    Bucks County MSA            PA      1995    1968/75      1         348,309     305,212     $1,824,000      $5.98     Suburban
18    Westminster MSA             MD      1995    1987/94      1         524,964     193,557     $1,350,000      $6.97     Suburban
19    Washington-Baltimore        MD      1995    1979/93      2         661,639     245,217     $1,880,000      $7.67     Suburban
20    Baltimore MSA               MD      1995    1956/91      1         863,376     242,376     $1,940,000      $8.00     Suburban
21    Prince William Cty. MSA     VA      1995    1972/96      1         716,796     278,494     $1,600,000      $5.75     Suburban
22    Arlington MSA               VA      1994    1986         4         491,057     222,800     $1,930,000      $8.66     Urban
23    Chicago/DuPage County       IL      1995    1962/91      1       2,012,865     830,287     $5,790,000      $6.97     Suburban
24    Chicago/DuPage County       IL      1995    1975/96      2       1,477,103     569,926     $4,928,000      $8.65     Suburban
25    Chicago/Cook County         IL      1995    1976/94      2       1,251,294     499,999     $4,176,000      $8.35     Suburban
26    Vernon Hills MSA            IL      1995    1973/89      2       1,063,706     503,480     $2,500,000      $4.97     Suburban
27    Bloomingdale MSA            IL      1995    1981/88/91   2       1,292,186     427,609     $2,030,000      $4.75     Suburban
28    Minneapolis MSA             MN      1995    1962/94      1         982,228     201,561     $1,950,000      $9.67     Suburban
29    Milwaukee MSA               WN      1995    1972         1       1,014,851     395,598     $2,420,000      $6.12     Suburban
30    Milwaukee MSA               WN      1995    1970         1       1,257,676     371,420     $2,700,000      $7.27     Suburban
31    Genesee County MSA          MI      1995    1980/93      1         451,036     230,625       $902,000      $3.91     Suburban
32    Louisville/Clark County     IN      1995    1990         1         750,343     306,059     $1,676,000      $5.48     Suburban
33    Indianapolis MSA            IN      1995    1968/87      1       1,239,059     260,359     $1,431,000      $5.50     Suburban
34    Tampa MSA                   FL      1995    1995         1         977,047     359,579     $1,980,000      $5.51     Suburban
35    Plantation MSA              FL      1995    1979/93      1       1,004,061     282,952     $1,829,000      $6.46     Suburban
36    Miami MSA                   FL      1995    1982         1       1,120,827     290,385     $1,820,000      $6.27     Suburban
37    Coral Springs MSA           FL      1995    1984/96      1       1,171,127     293,183     $1,700,000      $5.80     Suburban
38    North/Central Kansas        KS      1995    1987/90      1         400,307     185,324       $830,000      $4.48     Suburban
39    Amarillo MSA                TX      1995    1982/86      1         889,508     316,190     $1,180,000      $3.73     Suburban
40    Las Vegas MSA               NV      1995    1992         1         241,580     241,580     $3,190,000     $13.20     Urban
41    Las Vegas MSA               NV      1994    1981/93      2         819,374     286,936     $2,455,000      $8.56     Urban
42    Knoxville MSA               TN      1995    1972/94      1       1,333,018     382,150     $1,810,000      $4.74     Suburban
43    Nashville MSA               TN      1995    1990         2         716,462     373,662     $2,280,000      $6.10     Suburban
44    Riverside County MSA        CA      1995    1970/91      1       1,044,536     411,640     $3,000,000      $7.29     Suburban
45    Seattle MSA                 WA      1995    1979/95      1      1,012,754      311,019     $1,400,000      $4.50     Suburban
====================================================================================================================================
      Survey Mean:                                                       894,452     328,436     $2,205,556      $6.76
====================================================================================================================================

====================================================================================================================================
OPERATING EXPENSE STATISTICS
Cushman & Wakefield. Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                  ULI             ULI             ULI             ULI       ULI       ULI       ULI        ULI
                                  ---             ---             ---             ---       ---       ---       ---        ---
                       Super-Regional  Super-Regional  Super-Regional  Super-Regional  Regional  Regional  Regional   Regional
                             Centers/        Centers/        Centers/        Centers/  Centers/  Centers/  Centers/   Centers/
                                 U.S.            U.S.            East            East      U.S.      U.S.      East       East
                              Average          Median         Average          Median   Average    Median   Average     Median
==================================================================================================================================
Property Profile

   Total GLA:                 999,544       1,009,585          935,436         937,742  582,893   579,154   644,794    676,000
   Total Owned GLA:           563,689         535,272          531,481         483,976  461,822   435,855   512,183    448,114
   Shopsales/sf*:             $203.09         $198.93          $220.64         $183.81  $176.16   $163.54   $204.96    $183.05
   Anchor Sales/sf:           $149.38         $135.66          $152.35         $136.98  $156.30   $152.29   $174.78    $176.70

Operating Income

   Minimum Rent:               $16.30          $16.79           $17.14          $18.17   $12.05    $11.33    $13.62     $11.99
   Overage Rent:                $1.14           $1.04            $1.40           $1.25    $0.86     $0.76     $0.92      $1.00
   CAM Charges:                 $4.68           $4.60            $5.01           $4.70    $3.34     $3.23     $4.33      $4.02
   Property Taxes:              $1.72           $1.54            $1.79           $1.52    $1.13     $1.08     $1.62      $1.32
   Insurance:                   $0.11           $0.06            $0.13           $0.14    $0.09     $0.08     $0.13      $0.05
   Utilities:                   $1.74           $1.84            $2.38           $2.43    $1.55     $1.18     $1.35      $0.65
   Other:                       $1.15           $0.62            $1.24           $0.53    $0.42     $0.37     $0.28      $0.34
                                -----           -----            -----           -----    -----     -----     -----      -----
   Total Income:               $27.32          $27.32           $29.08          $28.59   $19.86    $18.98    $23.25     $22.25

Operating Expenses

   Total Maintenance**:         $4.50           $4.45            $4.85           $4.67    $3.43     $3.16     $4.11      $3.50
   Real Estate Taxes:           $1.86           $1.55            $2.04           $1.51    $1.27     $1.16     $1.75      $1.19
   Insurance:                   $0.32           $0.28            $0.40           $0.29    $0.26     $0.23     $0.30      $0.26
   Advertising:                 $0.60           $0.44            $0.83           $0.61    $0.56     $0.48     $0.64      $0.35
   Administrative***:           $0.87           $0.74            $0.82           $0.71    $0.93     $0.82     $0.96      $0.80
   Management Fee:              $0.63           $0.59            $0.61           $0.55    $0.46     $0.39     $0.53      $0.42
                                -----           -----            -----           -----    -----     -----     -----      -----
   Total Expenses:              $9.25           $8.87            $9.84           $8.47    $7.35     $6.63     $8.89      $7.38

   OER:                         33.9%           32.5%            33.8%           29.6%    37.0%     34.9%     38.2%      33.2%

Net Operating Income           $17.63          $17.12           $18.72          $17.01   $12.02    $10.85    $14.33     $13.28

--------------------
  * Average sales include all mall shop tenants.

 ** CAM expenses include repairs & maintenance, utilities, and security.

*** Management fees & bad debt allowances have been deducted from administrative costs. Management has been shown separately.

Source: Urban Land Institute "Dollars & Cents" (1995); International Council of
        Shopping Centers "The Score" (1996).
(Because the data are means/medians, detailed amounts do not add to totals).
=========================================================================================================================

=========================================================================================================================
OPERATING EXPENSE STATISTICS                                                              Regional & Super-Regional Malls
Cushman & Wakefield. Inc.                                                                                            East
-------------------------------------------------------------------------------------------------------------------------
                                 ICSC             ICSC            ICSC             ICSC            ICSC             ICSC
                                 ----             ----            ----             ----            ----             ----
                       Enclosed Malls   Enclosed Malls  Enclosed Malls   Enclosed Malls  Enclosed Malls   Enclosed Malls
                                 U.S.             U.S.            U.S.             U.S.            East             East
                                Total         500,000-        800,000-             Over          Median           Median
                               Survey        799,999sf       999,999sf      1,000,000sf      <800,000sf       >800,000sf
=========================================================================================================================
Property Profile
   Total GLA:                  744,050         617,499         900,813        1,148,133         324,816         988,503
   Total Owned GLA:            441,394         460,399         515,392          575,309         280,740         635,789
   Shopsales/sf*:              $222.04         $201.55         $259.74          $255.55         $161.96         $251.73
   Anchor Sales/sf:            $159.39         $145.82         $184.98          $171.34         $160.49         $174.86

Operating Income
   Minimum Rent:                $17.60          $15.38          $19.85           $21.60          $16.32          $22.97
   Overage Rent:                    --              --              --               --              --              --
   CAM Charges:                  $5.73           $5.45           $8.23            $7.24           $4.28           $7.99
   Property Taxes:               $1.84           $1.14           $2.76            $2.82           $1.63           $3.45
   Insurance:                    $0.15           $0.17           $0.19            $0.13           $0.13           $0.15
   Utilities:                    $0.73           $1.56           $0.78            $1.08           $0.40           $1.05
   Other:                        $0.28           $0.22           $0.38            $0.39           $0.10           $0.54
                                 -----           -----           -----            -----           -----           -----
   Total Income:                $27.60          $26.22          $32.90           $36.05          $21.61          $39.42

Operating Expenses
   Total Maintenance**           $4.33           $4.65           $5.45            $5.52           $3.27           $6.11
   Real Estate Taxes:            $2.31           $1.82           $3.32            $3.30           $2.37           $3.95
   Insurance:                    $0.37           $0.34           $0.42            $0.43           $0.39           $0.43
   Advertising:                  $1.18           $1.04           $1.37            $1.81           $0.77           $1.37
   Administrative***:            $1.05           $1.02           $1.21            $1.29           $0.83           $1.51
   Management Fee:               $0.75           $0.65           $0.91            $0.95           $0.51           $1.06
                                 -----           -----           -----            -----           -----           -----
   Total Expenses:              $11.06          $10.50          $12.65           $13.66          $10.09          $15.59

   OER:                          40.1%           40.0%           38.4%            37.9%           46.7%           39.5%

Net Operating Income            $16.26          $14.55          $19.31           $21.19          $14.98          $24.27
=========================================================================================================================

============================================================================================================================
SENSITIVITY ANALYSIS
Montehiedra Town Center               1             2            3             4             5             6             7
Cushman & Wakefield, Inc.          1997          1998         1999          2000          2001          2002          2003
                                   ----          ----         ----          ----          ----          ----          ----
============================================================================================================================
Effective Gross Income:     $11,076,659   $11,322,696  $11,465,343   $11,773,187   $12,059,367   $12,300,343   $12,545,633
Operating Expenses:          $2,341,047    $2,420,017   $2,497,520    $2,581,172    $2,666,469    $2,752,510    $2,841,500
Net Operating Income:        $8,735,612    $8,902,679   $8,967,823    $9,192,015    $9,392,898    $9,547,833    $9,704,133
Net Cash Flow:               $8,656,794    $8,821,103   $8,883,391    $9,104,628    $9,302,453    $9,454,222    $9,607,246
Property Value:             $92,000,000

Net Sales Price:            $91,838,162   $92,510,174  $94,822,892   $96,895,158   $98,493,435  $100,105,793  $100,690,162
Net Cash Flow:               $8,656,794    $8,821,103   $8,883,391    $9,104,628    $9,302,453    $9,454,222    $9,607,246
 - NOI Return:                    9.50%         9.68%        9.75%         9.99%        10.21%        10.38%        10.55%
 - Cash-On-Cash Return:           9.41%         9.59%        9.66%         9.90%        10.11%        10.28%        10.44%

Discounted Income Stream
Discounted Sales Price:     $82,551,157   $74,746,259  $68,867,313   $63,256,040   $57,797,251   $52,803,060   $47,740,493
Discounted Cash Flow:        $7,781,388    $7,127,264   $6,451,768    $5,943,772    $5,458,803    $4,986,843    $4,555,109
Net Present Value:          $90,332,545   $89,654,911  $90,227,732   $90,560,231   $90,560,246   $90,552,897   $90,045,439
============================================================================================================================

========================================================================================================
SENSITIVITY ANALYSIS                                                              -------------------
Montehiedra Town Center              8             9             10           11     CAGR        CAGR
Cushman & Wakefield, Inc.         2004          2005           2006         2007  1997-06     1998-06
========================================================================================================
Effective Gross Income:    $12,690,430   $12,647,859    $13,610,898  $14,062,187     2.3%        2.5%
Operating Expenses:         $2,929,649    $3,013,857     $3,137,865   $3,244,813     3.3%        3.3%
Net Operating Income:       $9,760,781    $9,634,002    $10,473,033  $10,817,374     2.0%        2.2%
Net Cash Flow:              $9,660,503    $9,530,214    $10,365,612                  2.0%        2.2%
Property Value:                                        $111,889,763                  2.2%
                                                                                  -------------------
                                                                                  -------------------
Net Sales Price:           $99,382,336  $108,037,604  $111,589,753                Average Returns
Net Cash Flow:              $9,660,503    $9,530,214   $10,365,612                Over Holding Period
                                                                                  -------------------
 - NOI Return:                  10.61%        10.47%        11.38%                NOI           10.3%
 - Cash-On-Cash Return:         10.50%        10.36%        11.27%                Cash          10.2%

Discounted Income Stream                                                          Yield Composition
Discounted Sales Price:    $42,355,425   $41,388,031    $38,425,906               Reversion     41.7%
Discounted Cash Flow:       $4,117,177    $3,650,921     $3,569,396               Cash Flow     58.3%
                                                                                  ---------     -----
Net Present Value:         $88,777,548   $91,461,076    $92,068,347               Total Value  100.0%
                                                                                  -------------------
========================================================================================================

================================================================================
ASSUMPTIONS & CONCLUSIONS
--------------------------------------------------------------------------------
Value Range:                              Low         High         Conclusion
Discount Rate:                          11.75%       11.00%          11.25%
Terminal Cap Rate:                      10.00%        9.25%           9.50%
================================================================================
Value Range/Conclusion:              $87,415,694   $94,584,354    $92,000,000
--------------------------------------------------------------------------------
 - Going-In Cap Rate:                      9.99%         9.24%          9.50%
--------------------------------------------------------------------------------
 - Price/sf Owned GLA:                   $166.36       $180.01        $175.09
--------------------------------------------------------------------------------
 - Price/sf Mall Shop GLA:               $436.97       $472.80        $459.89
================================================================================


                               [GRAPHIC OMITTED]

                       [Bar Chart for NOI vs. Cash Flow]


                               NOI vs. Cash Flow


================================================================================
SALE-YIELD MATRIX
--------------------------------------------------------------------------------
Net Reversion     Terminal                      Discount Rate (IRR)
Cost of Sale:  Capitalization --------------------------------------------------
    2.00%           Rate        11.00%        11.25%      11.50%       11.75%
================================================================================
$114,605,692       9.25%      $94,584,354  $93,106,885  $91,660,938  $90,245,731
--------------------------------------------------------------------------------
$111,589,753       9.50%      $93,522,187  $92,068,347  $90,645,452  $89,252,735
--------------------------------------------------------------------------------
$108,728,477       9.75%      $92,514,490  $91,083,067  $89,682,042  $88,310,663
--------------------------------------------------------------------------------
$106,010,265      10.00%      $91,557,178  $90,147,052  $88,766,803  $87,415,694
================================================================================


                               [GRAPHIC OMITTED]

                   [Bar Chart for NPV vs. Sales Price By Year]


                          NPV vs. Sales Price By Year